SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series QWS-1)
             (Exact name of registrant as specified in its charter)


        Delaware                333-29015-05             13-3891329
    (State or other           (Commission File        (I.R.S Employer
    jurisdiction of               Number)             Idenfication No.)
    incorporation)

          World Financial Center
            New York, New York                             10281
    (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

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INFORMATION TO BE INCLUDED IN REPORT

Item 1.  Changes in Control of Registrant

              Not Applicable.

Item 2.  Acquisition or Disposition of Assets

              Not Applicable.

Item 3.  Bankruptcy or Receivership

              Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

              Not Applicable.

Item 5.  Other Events

              On October 9, 2001, PreferredPLUS Trust Series QWS-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,600,000 Trust Certificates.

              In connection therewith, the Depositor entered into a PreferredPlus 7.75% Trust Certificates Series QWS-1 Supplement, dated as of October 9, 2001, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.  Resignation of Registrant's Directors

              Not Applicable.




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Item 7.  Financial Statements and Exhibits

              (a)  Financial statements of businesses acquired.

                   Not Applicable.

              (b)  Pro forma financial information.

                   Not Applicable.

              (c)  Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

1.2                      Terms Agreement between Merrill Lynch Depositor,  Inc.
                         and Merrill Lynch, Pierce,  Fenner & Smith,
                         Incorporated dated October 4, 2001.

4.2 PreferredPLUS 7.75% Trust Certificates Series QWS-1 Series Supplement, dated as of October 9, 2001, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.  Change in Fiscal Year

              Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

              Not Applicable.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH DEPOSITOR, INC.


Date:  October 9, 2001                      By:     /s/ Barry N. Finkelstein
                                                -------------------------------
                                                Name:  Barry N. Finkelstein
                                                Title: President


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                                INDEX TO EXHIBITS


Exhibit No.                                 Description
-----------                                 -----------

1.2                        Terms Agreement between Merrill Lynch Depositor, Inc.
                           and Merril Lynch, Pierce, Fenner & Smith,
                           Incorporated dated October 4, 2001.

4.2 Series Supplement for PreferredPLUS 7.75% Trust Certificates Series QWS-1, dated as of October 9, 2001, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.